Exhibit A to Fremont Partners LP Form 3/A

10% Owners  Joint Filers


FREMONT PARTNERS, L.P.
199 Fremont Street, Suite 2300
San Francisco
CA 94105

FREMONT ACQUISITION COMPANY II, L.L.C.
199 Fremont Street,
Suite 2300
San Francisco CA 94105

FREMONT ACQUISITION COMPANY IIA,
L.L.C.
199 Fremont Street, Suite 2300
San Francisco CA 94105


FREMONT-KCI CO-INVESTMENT COMPANY, L.L.C.
199 Fremont Street, Suite
2300
San Francisco CA 94105

FREMONT-KCI CO-INVESTMENT COMPANY II,
L.L.C.
199 Fremont Street, Suite 2300
San Francisco CA 94105


FREMONT PARTNERS III, L.P.
199 Fremont Street, Suite 2300
San
Francisco CA 94105

FREMONT PARTNERS III SIDE-BY-SIDE, L.P.
199
Fremont Street, Suite 2300
San Francisco CA 94105

FP ADVISORS III
L.L.C.
199 Fremont Street, Suite 2300
San Francisco CA 94105

FP
ADVISORS L.L.C.
199 Fremont Street, Suite 2300
San Francisco CA 94105


FREMONT GROUP L.L.C.
199 Fremont Street, Suite 2300
San Francisco
CA 94105

FREMONT INVESTORS, INC.
199 Fremont Street, Suite 2300

San Francisco CA 94105

FREMONT PARTNERS, L.L.C.
199 Fremont
Street, Suite 2300
San Francisco CA 94105


FREMONT PARTNERS III,
L.L.C.
199 Fremont Street, Suite 2300
San Francisco CA 94105


FREMONT ADVISORS III, L.P.
199 Fremont Street, Suite 2300
San
Francisco CA 94105